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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


                                  July 3, 1997
                Date of Report (Date of earliest event reported)


                                  XIRCOM, INC.
             (Exact name of registrant as specified in its charter)


    California                      0-19856                 95-4421884
-----------------              ----------------         -------------------
(State or other                (Commission File          (I.R.S. Employer
 jurisdiction of                    Number)             Identification No.)
 incorporation)


                           2300 Corporate Center Drive
                          Thousand Oaks, CA 91320-1420
                    (Address of principal executive offices)


                                 (805) 376-9300
              (Registrant's telephone number, including area code)


                                 Not Applicable
              (Former name or address, if change since last report)


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Item 5.  Other Events.

         On June 30, 1997 Xircom completed the divestiture of the assets of Netaccess, Inc., the Company's remote access subsidiary. A copy of the press release is filed herewith as Exhibit 99.1 and is hereby incorporated by reference to this Item 5.

Item 7.  Financial Statements and Exhibits.

         (c)   Exhibits.

               99.1 -- Press Release dated June 30, 1997 entitled "Xircom
                       Completes Sale of Netaccess"





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          XIRCOM, INC.

Dated:  July 3, 1997                      By: /s/ RANDALL H. HOLLIDAY
                                          -----------------------------
                                          Randall H. Holliday
                                          Secretary and General Counsel


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                                INDEX TO EXHIBITS



EXHIBIT
NUMBER          DESCRIPTION
-------         -----------
 99.1           Press Release dated June 30, 1997 entitled "Xircom
                Completes Sale of Netaccess"